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                                                                   EXHIBIT 10.46

                                 14 AUGUST 2006

                        VISTEON NETHERLANDS FINANCE B.V.
                     (AS SUBORDINATED VLN FACILITY PROVIDER)

                         VISTEON FINANCIAL CENTRE P.L.C.
                              (AS MASTER PURCHASER)

                   THE LAW DEBENTURE TRUST CORPORATION P.L.C.
                              (AS SECURITY TRUSTEE)

                           CITIBANK INTERNATIONAL PLC
                               (AS FUNDING AGENT)

                                   ----------

                            SUBORDINATED VLN FACILITY
                                   AGREEMENT

                                   ----------

                     (SEAL) FRESHFIELDS BRUCKHAUS DERINGER

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                                    CONTENTS

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
CLAUSE                                                                      PAGE
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
1.  INTERPRETATION.......................................................     1
2.  THE SUBORDINATED VLN FACILITY........................................     2
3.  PURPOSE..............................................................     2
4.  CONDITIONS PRECEDENT TO ISSUE........................................     3
5.  UTILISATION OF THE SUBORDINATED VLN FACILITY.........................     3
6.  APPLICATION OF ADVANCES..............................................     5
7.  CONSTITUTION OF EACH SUBORDINATED VLN................................     6
8.  PAYMENTS.............................................................     6
9.  REPRESENTATIONS AND WARRANTIES.......................................     7
10. ILLEGALITY AND MITIGATION............................................    10
11. NO LIABILITY AND NO PETITION.........................................    10
12. NO PETITION..........................................................    11
13. LIMITED RECOURSE.....................................................    11
14. BENEFIT OF AGREEMENT.................................................    12
15. EVIDENCE OF DEBT.....................................................    12
16. COUNTERPARTS.........................................................    12
17. RIGHTS OF THIRD PARTIES..............................................    12
18. GOVERNING LAW........................................................    12
19. JURISDICTION.........................................................    12
SCHEDULE 1 FORM OF SUBORDINATED VLN......................................    14
SCHEDULE 2 TERMS AND CONDITIONS..........................................    19
SCHEDULE 3 FORM OF SUBORDINATED VLN HOLDER ACCESSION LETTER..............    31
SCHEDULE 4 REPRESENTATIONS AND WARRANTIES OF THE MASTER PURCHASER........    34
SCHEDULE 5 FORM OF SUBORDINATED VLN INITIAL FUNDING REQUEST..............    37
SCHEDULE 6 REPRESENTATIONS AND WARRANTIES OF THE  SUBORDINATED VLN
   FACILITY PROVIDER.....................................................    38


                                                                               I
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THIS AGREEMENT is made on 14 August 2006

BETWEEN

(1) VISTEON NETHERLANDS FINANCE B.V., a private company with limited liability, incorporated and existing under the laws of the Netherlands, having its corporate seat at Rotterdam, the Netherlands and having its offices at Weena 340, 3012 NJ Rotterdam, the Netherlands (the SUBORDINATED VLN FACILITY PROVIDER);

(2) VISTEON FINANCIAL CENTRE P.L.C., a company incorporated in Ireland, registered in Ireland with the Companies Registration Office with number 423820, whose registered office is at First Floor, 7 Exchange Place, International Financial Services Centre, Dublin 1, Ireland (the MASTER PURCHASER);

(3) THE LAW DEBENTURE TRUST CORPORATION P.L.C., a company incorporated in England and Wales with limited liability whose registered office is at Fifth Floor, 100 Wood Street, London EC2V 7EX (the SECURITY TRUSTEE); and

(4) CITIBANK INTERNATIONAL PLC, a company incorporated in England and Wales whose registered office is at Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB (the FUNDING AGENT),

(together the PARTIES).

NOW IT IS HEREBY AGREED as follows:

1. INTERPRETATION

1.1 Capitalised terms in this Agreement shall, except where the context otherwise requires and save where otherwise defined herein, bear the meanings ascribed to them in the Master Definitions and Framework Deed (the FRAMEWORK
DEED) executed by, among others, each of the parties hereto dated on or about the date hereof (as the same may be amended, varied or supplemented from time to time with the consent of the parties thereto unless, in relation to any such amendment, variation or supplement, such persons expressly state in writing that such amendment, variation or supplement is not to apply hereto) and this Agreement shall be construed in accordance with the principles of construction set out therein.

1.2 In addition, the provisions set out in Clauses 3 to 6 and 12 to 28 of the Framework Deed (the FRAMEWORK PROVISIONS) shall be expressly and specifically incorporated into this Agreement, as though they were set out in full in this Agreement. In the event of any conflict between the provisions of this Agreement and the Framework Provisions, the provisions of this Agreement shall prevail.

1.3 This Agreement is the Subordinated VLN Facility Agreement referred to in the Framework Deed.

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1.4 The Security Trustee has agreed to become a party to this Agreement solely for the better enforcement and preservation of its rights, to receive benefit of the representations, warranties, covenants, undertakings, indemnities and other obligations expressed to be in its favour hereunder and to agree amendments to this Agreement. The parties hereto acknowledge and agree that the Security Trustee shall not assume any obligation or incur any liability whatsoever to any Party by virtue of the provisions contained in this Agreement.

2. THE SUBORDINATED VLN FACILITY

GRANT OF THE SUBORDINATED VLN FACILITY

2.1 The Subordinated VLN Facility Provider hereby grants to the Master Purchaser upon and subject to the terms and conditions of this Agreement a committed note issuance facility in each of the Agreed Currencies pursuant to which the Master Purchaser shall issue to the Subordinated VLN Facility Provider:

(a)  a Subordinated VLN denominated in Euro (the EUR SUBORDINATED VLN);

(b)  a Subordinated VLN denominated in Sterling (the GBP SUBORDINATED VLN); and

(c)  a Subordinated VLN denominated in US Dollars (the USD SUBORDINATED VLN),

upon and subject to the terms and conditions of this Agreement.

SECURITY

2.2 It is hereby acknowledged and agreed that upon the Subordinated VLN Facility Provider making a payment of Subordinated VLN Initial Subscription Price following receipt by it of a Subordinated VLN Initial Funding Request for a Subordinated VLN in accordance with this Agreement, it:

(a) shall become a beneficiary of the security created by or pursuant to the Master Purchaser Deed of Charge in respect of all sums payable to it under this Agreement and in its capacity as Subordinated VLN Holder; and

(b)  shall be bound by the terms of the Master Purchaser Deed of Charge.

3. PURPOSE

PURPOSE

3.1 The Subordinated VLN Facility is intended to provide the Master Purchaser with financing to fund:

(a) in part, the payment of the Purchase Price in respect of the Purchased Receivables;


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(b)  to enable the Issuer to repay advances made under the Variable Funding
     Agreement and the Notes from time to time; and

(c) in part, the payment of the initial subscription price and any further subscription price for the FCC Units,

and accordingly, the Master Purchaser shall apply all amounts raised by it under the Subordinated VLN Facility only for such purposes.

NO OBLIGATION TO MONITOR USE OF PROCEEDS

3.2 Without in any way affecting the obligations of the Master Purchaser, the Subordinated VLN Facility Provider is not bound to monitor or verify the application of amounts raised by the Master Purchaser under this Agreement.

4. CONDITIONS PRECEDENT TO ISSUE

The entitlement of the Master Purchaser to issue and the obligations of the Subordinated VLN Facility Provider to fund the Subordinated VLNs under this Agreement shall be subject in all respects to Clause 18 (Conditions Precedent) of the Framework Deed.

5. UTILISATION OF THE SUBORDINATED VLN FACILITY

SUBORDINATED VLN INITIAL FUNDING REQUEST

5.1 The Master Purchaser shall make a request for funding in respect of the Subordinated VLNs to the Subordinated VLN Facility Provider by delivering the Subordinated VLN Initial Funding Request to the Subordinated VLN Facility Provider on or before the Funding Date.

5.2 The Subordinated VLN Initial Funding Request delivered by the Master Purchaser pursuant to Clause 5.1 must specify:

(a)  the initial par value of each Subordinated VLN; and

(b) the Subordinated VLN Initial Subscription Price of each Subordinated VLN (the aggregate USD Equivalent of which shall not be less than the Aggregate Subordinated VLN Required Amount calculated as at the Funding Date).

5.3 Upon receipt of the Subordinated VLN Initial Funding Request made in accordance with Clause 5.1, the Subordinated VLN Facility Provider shall (i) subscribe for a Subordinated VLN in each Agreed Currency with a par value equal to the Subordinated VLN Required Amount for that Agreed Currency as at the Funding Date and (ii) pay to, or to the order of, the Master Purchaser by no later than 11.00 a.m. London time (or in relation to any Subordinated VLN Subscription Price payable in USD, by no later than 11.00 a.m. (New York time)) on the Funding Date the Subordinated VLN Subscription Price in respect of each Subordinated VLN stated in the Subordinated VLN Initial Funding Request to be subscribed for by that Subordinated VLN Facility Provider.


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5.4 Delivery of a Subordinated VLN Initial Funding Request pursuant to this
Clause 5 shall constitute:

(a) an irrevocable agreement by the Master Purchaser binding upon it to accept the payment of each Subordinated VLN Initial Subscription Price described in it on the Funding Date; and

(b) a representation by the Master Purchaser that the conditions precedent described in Clause 4 have been satisfied.

FURTHER SUBORDINATED ADVANCES

5.5 USD SUBORDINATED VLNS: The Subordinated VLN Facility Provider shall, on each Settlement Date during the Securitisation Availability Period, make a further advance to the Master Purchaser in respect of the USD Subordinated VLN held by it in an amount equal to the amount by which:

(a) the USD Subordinated VLN Required Amount on the Determination Date immediately preceding such Settlement Date; exceeds

(b) the aggregate Subordinated VLN Principal Amount Outstanding of the USD VLNs as at such Determination Date, or such other higher amount as shall otherwise be shown as required in respect of the USD Subordinated VLN in any Servicer Report,

(each such advance, a USD FURTHER SUBORDINATED ADVANCE).

5.6 EUR SUBORDINATED VLNS: The Subordinated VLN Facility Provider shall, on each Settlement Date during the Securitisation Availability Period, make a further advance to the Master Purchaser in respect of the EUR Subordinated VLN held by it in an amount equal to the amount by which:

(a) the EUR Subordinated VLN Required Amount on the Determination Date immediately preceding such Settlement Date; exceeds

(b) the aggregate Subordinated VLN Principal Amount Outstanding of the EUR Subordinated VLN as at such Determination Date, or such other higher amount as shall otherwise be shown as required in respect of the EUR Subordinated VLNs in any Servicer Report,

(each such advance, a EUR FURTHER SUBORDINATED ADVANCE).

5.7 GBP SUBORDINATED VLNS: The Subordinated VLN Facility Provider shall, on each Settlement Date during the Securitisation Availability Period, make a further advance to the Master Purchaser in respect of the GBP Subordinated VLN held by it in an amount equal to the amount by which:

(a) the GBP Subordinated VLN Required Amount on the Determination Date immediately preceding such Settlement Date; exceeds


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(b)  the aggregate Subordinated VLN Principal Amount Outstanding of the GBP
     Subordinated VLNs as at such Determination Date, or

such other higher amount as shall otherwise be shown as required in respect of the GBP Subordinated VLN in any Servicer Report,

(each such advance, a GBP FURTHER SUBORDINATED ADVANCE and, together with any USD Further Subordinated Advances and EUR Further Subordinated Advances, the FURTHER SUBORDINATED ADVANCES).

5.8 Upon payment by the Subordinated VLN Facility Provider of any Further Subordinated Advance, the Subordinated VLN Principal Amount Outstanding of the relevant Subordinated VLN shall be increased automatically by the amount of the Further Subordinated Advance made by the Subordinated VLN Facility Provider in the applicable Agreed Currency without the need for any further action by the Subordinated VLN Holder or the Master Purchaser by the amount of such payments.

5.9 Each Subordinated VLN shall evidence the outstanding indebtedness owed by the Master Purchaser to the relevant Subordinated VLN Holder in respect of that Subordinated VLN from time to time. The Master Purchaser authorises and instructs the Subordinated VLN Holder to record on the Grid attached to each Subordinated VLN held by it and also authorises and instructs the Subordinated VLN Facility Provider (which instruction the Subordinated VLN Facility Provider hereby acknowledges and undertakes so to do) to record in its internal books and records:

(a)  the date and amount of the funding of:

          (i) the initial Subordinated VLN Principal Amount Outstanding of that Subordinated VLN; and

          (ii) each increase in the Subordinated VLN Principal Amount Outstanding of that Subordinated VLN; and

(b) the date and amount of each repayment of the principal amount represented by the Subordinated VLN and corresponding reduction in its Subordinated VLN Principal Amount Outstanding,

provided that the failure to record, or any error in recording, any of these matters on the Grid or in the internal books or records referred to above shall not adversely affect the right of the Subordinated VLN Holder to receive principal and interest in respect of its Subordinated VLN to the extent there is sufficient evidence otherwise available to determine the then current Subordinated VLN Principal Amount Outstanding of that Subordinated VLN.

6. APPLICATION OF ADVANCES

The obligation of the Subordinated VLN Facility Provider to fund any increase in the Subordinated VLN Principal Amount Outstanding of any Subordinated VLN in accordance with Clause 5.4, Clause 5.5 or Clause 5.6 on any Settlement Date shall be satisfied by a payment by the Subordinated VLN Facility Provider of the applicable


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amount of the Further Subordinated Advance to the Master Purchaser Transaction
Account denominated in the applicable Agreed Currency on the relevant Settlement Date.

7. CONSTITUTION OF EACH SUBORDINATED VLN

7.1 The Master Purchaser hereby constitutes each Subordinated VLN and covenants in favour of the Subordinated VLN Facility Provider (and any successor Subordinated VLN Holder) that it will duly perform and comply with the obligations expressed to be undertaken by it in each Subordinated VLN and in the Subordinated VLN Conditions (and for this purpose any reference in the Subordinated VLN Conditions to any obligation or payment under or in respect of a Subordinated VLN shall be construed to include a reference to any obligation or payment under or pursuant to this provision).

7.2 Each Subordinated VLN issued by the Master Purchaser pursuant to this Agreement shall be:

(a) in definitive registered form in the form set out in Schedule 1 or in such other form as may from time to time be agreed between the Master Purchaser, the relevant Subordinated VLN Holder, the Security Trustee and the Funding Agent and executed by, or on behalf of, the Master Purchaser; and

(b) denominated in an Agreed Currency and shall be the same currency in which the Receivables which are or are proposed to be purchased with the proceeds of the issue of such Subordinated VLNs are denominated; and

(c)  subject to Clause 7.3 and Subordinated VLN Condition 2, transferable.

7.3 The Subordinated VLN shall only be transferable if each of the Master Purchaser, the Collateral Monitoring Agent, the Funding Agent and the Security Trustee shall have given their prior written consent thereto.

7.4 The Master Purchaser covenants with the Subordinated VLN Facility Provider that it will register the Subordinated VLN Facility Provider as the Subordinated VLN Holder in the Register in respect of each Subordinated VLN subscribed by it immediately upon issue thereof and as the sole person with rights to payment of principal of, and interest on, such Subordinated VLN. The Register shall be held and maintained by or on behalf of the Master Purchaser in Ireland.

8. PAYMENTS

8.1 The currency of account in respect of the Subordinated VLNs and payment for each and every sum at any time payable by the Issuer in respect of the Subordinated VLN or under this Agreement is as follows:

(a)  EUR, in respect of the EUR Subordinated VLNs;

(b)  GBP, in respect of the GBP Subordinated VLNs; and


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(c)  USD, in respect of the USD Subordinated VLNs.

8.2 On each date on which this Agreement requires an amount denominated in an Agreed Currency to be paid by the Subordinated VLN Facility Provider hereunder, the Subordinated VLN Facility Provider shall make the same available to the Master Purchaser by payment in such Agreed Currency and in immediately available cleared funds to the Master Purchaser Transaction Account denominated in the applicable Agreed Currency.

8.3 On each date on which this Agreement or the Subordinated VLN Conditions of any Subordinated VLN require an amount denominated in an Agreed Currency to be paid by the Master Purchaser, the Master Purchaser shall make the same available to the Subordinated VLN Facility Provider as Subordinated VLN Holder by payment in such Agreed Currency and in immediately available, freely transferable, cleared funds to the Subordinated VLN Facility Provider's Subordinated VLN Holder Account denominated in the Agreed Currency in which the payment is to be made.

8.4 The calculation of the Subordinated VLN Interest Rate (as defined in Subordinated VLN Condition 3.4) in respect of each Subordinated VLN will be undertaken by the Funding Agent. The Funding Agent agrees to notify the Master Purchaser and the Subordinated VLN Facility Provider of each Subordinated VLN Interest Rate by no later than 12 noon London time on the day falling two (2) Business Days prior to each Monthly Settlement Date (in respect of the Subordinated VLN Interest Rate applicable to the USD Subordinated VLN and the EUR Subordinated VLN) and by no later than 12 noon London time on each Monthly Settlement Date (in respect of the Subordinated VLN Interest Rate applicable to the GBP Subordinated VLN).

9. REPRESENTATIONS AND WARRANTIES

BY THE MASTER PURCHASER

9.1 The Master Purchaser represents and warrants to and agrees with the Subordinated VLN Facility Provider on the date of this Agreement and on each Settlement Date that each of the statements set out in Schedule 4 to this Agreement is true and accurate by reference to the facts and circumstances then existing and the Master Purchaser undertakes to notify the Funding Agent and the Subordinated VLN Facility Provider (and any successor Subordinated VLN Holder) as soon as it becomes aware of any breach of the representations and warranties set out in Schedule 4.

9.2 The Master Purchaser hereby covenants in favour of the Subordinated VLN Facility Provider (and any successor Subordinated VLN Holder) that it shall:

(a) obtain, comply with the terms of and do all that is necessary to maintain in full force and effect all authorisations, approvals licences and consents required in or by the laws and regulations of Ireland and any other applicable law to enable it lawfully to enter into and perform its obligations under each of the Transaction Documents or to ensure the legality, validity, enforceability or,


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

     subject to the compliance with applicable procedural rules, admissibility in evidence in Ireland in all material respects of each; and

(b) promptly inform the Subordinated VLN Facility Provider and each Subordinated VLN Holder of the occurrence of any event which is or may become (with the passage of time, the giving of notice, the making of any determination or any combination thereof) a Master Purchaser Event of Default and, upon receipt of a written request to that effect from the Subordinated VLN Facility Provider or a Subordinated VLN Holder, confirm to the Subordinated VLN Facility Provider or a Subordinated VLN Holder (as the case may be) that, save as previously notified to the Subordinated VLN Facility Provider or Subordinated VLN Holder (as the case may be) or as notified in such confirmation, no such event has occurred.

9.3 The Master Purchaser hereby covenants with the Subordinated VLN Facility Provider (and any successor Subordinated VLN Holder) and save to the extent as permitted or contemplated by the Transaction Documents not to:

(a)  have any employees or premises; or

(b) pay any dividends or make any distributions in respect of its share capital or issue any additional shares; or

(c) consolidate or merge with any other person or convey or transfer its properties or assets substantially in their entirety to any person except as permitted or contemplated by the Transaction Documents; or

(d) incur, create, assume or suffer to exist or otherwise become or be liable in respect of any indebtedness whether present or future other than indebtedness in respect of taxes, assessments or governmental charges not yet overdue or administration, corporate or secretarial expenses, or indebtedness incurred, created or assumed with the prior consent of the Subordinated VLN Facility Provider, it being understood that the Master Purchaser will incur present and future indebtedness under the Notes and the Variable Funding Agreement to which the Subordinated VLN Facility Provider hereby consents; or

(e) make, incur, assume or suffer to exist any loan, advance or guarantee (including any indemnity) to any person (other than in respect of the FCC Units); or

(f) sell, transfer, release or otherwise dispose of any of, or grant options, warrants or other rights in respect to, any of its assets to any person without the prior consent of the Subordinated VLN Facility Provider (other than payments of amounts of a type permitted under paragraph (d) above); or

(g) have an interest in any bank account, other than the Master Purchaser Transaction Accounts and those other accounts specified or contemplated in the Transaction Documents; or

(h)  have any subsidiaries; or


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(i)  carry on any business other than that which is contemplated or necessitated by the operation of the Transaction Documents.

BY THE SUBORDINATED VLN FACILITY PROVIDER

9.4 The Subordinated VLN Facility Provider hereby represents and warrants in favour of the Master Purchaser on the date of this Agreement and on the Funding Date in the terms set out in Schedule 6 with reference to the facts and circumstances then subsisting.

9.5 The Subordinated VLN Facility Provider hereby represents and warrants to, and covenants with, the Master Purchaser:

(a) it will not make any offer in Ireland in circumstances that would require the publication of a prospectus in respect of the Subordinated VLNs (and the offer thereof) in accordance with the Prospectus (Directive 2003/71/EC) Regulations 2005;

(b) the Subordinated VLNs will not be the subject of a local offer (within the meaning of section 38(1) of the Investment Funds, Companies and Miscellaneous Provisions Act 2005 of Ireland); and

(c) the Subordinated VLNs will not be offered other than in compliance with all applicable provisions of the Investment Intermediaries Acts 1995 to 2000 of Ireland (as amended).

9.6 The Subordinated VLN Facility Provider hereby undertakes to the Master Purchaser that for so long as it is a Subordinated VLN Holder, it will promptly inform the Master Purchaser of any change in the identity of its Subordinated VLN Holder Accounts.

9.7 The Subordinated VLN Facility Provider represents and warrants in favour of the Master Purchaser on the date of this Agreement and on each Interest Payment Date that it is a company which is resident in a territory that has a double taxation treaty with Ireland, under the laws of that territory, or in a Member State of the European Communities (other than Ireland), under the laws of that Member State and it does not provide its commitment through or in connection with a branch or agency in Ireland.

9.8 The Subordinated VLN Facility Provider represents and warrants that (i) it is either (x) not a US Person and is acquiring the Subordinated VLNs for its own account or for the account or benefit exclusively of non-US Persons or (y) an Accredited Investor acquiring the Subordinated VLNs for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except in accordance with a transaction exempt from registration under the Securities Act (PROVIDED that in making the foregoing representation, the Subordinated VLN Facility Provider does not agree to hold its Subordinated VLNs for any minimum or other specific term and reserves the right to dispose of the Subordinated VLNs (subject always to the provisions of this Agreement and the Subordinated VLN Conditions) at any time pursuant to an exemption from the


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

registration requirements of the Securities Act) and (ii) it understands that the Subordinated VLNs are being offered and sold to in reliance on specific exemptions from the registration requirements of the United States Federal and state securities laws and that the Master Purchaser is relying in part upon the truth and accuracy of the representation made pursuant to (i) above and the other representations, warranties, agreements, acknowledgments and understandings of the Subordinated VLN Facility Provider set forth in this Agreement and the Subordinated VLN Conditions in order to determine the availability of such exemptions.

CONSEQUENCES OF BREACH

9.9 If the Subordinated VLN Facility Provider (or any successor Subordinated VLN Holder) becomes aware of any breach of the covenants, representations and warranties given by the Master Purchaser under Clause 9.1, it shall be entitled (but not bound) by notice to the Master Purchaser to elect to treat such breach as releasing and discharging it from its obligations under this Agreement on or after that date PROVIDED THAT the Subordinated VLN Facility Provider shall not be entitled so to elect unless a Termination Event shall have occurred and not been waived or cured and in any event shall not be permitted or entitled to take any action or exercise any remedy unless all amounts outstanding under the Notes and the Variable Funding Agreement and all amounts ranking higher in the applicable Master Purchaser Priorities of Payments have been paid or discharged in full.

10. ILLEGALITY AND MITIGATION

10.1 If at any time it becomes unlawful for the Subordinated VLN Facility Provider to maintain, make, or fund a Subordinated VLN or to allow a Subordinated VLN to remain outstanding, it shall, as soon as reasonably practicable after becoming aware of that fact, deliver to the Master Purchaser and to the Funding Agent (copied to the Security Trustee) a certificate to that effect, and unless such illegality is avoided in accordance with Clause 10.2, then subject to Clause 10.2, the applicable Subordinated VLN will become immediately repayable at the amount of its Subordinated VLN Principal Amount Outstanding plus any accrued interest.

10.2 If circumstances arise which would (with the giving of any requisite notice or certificate or the lapse of time or the making of any determination or the satisfaction of any other condition) result in an event specified in Clause 10.1 occurring, the Subordinated VLN Facility Provider shall, as soon as reasonably practicable upon becoming aware of that fact, notify the Master Purchaser, the Funding Agent, the Collateral Monitoring Agent and the Security Trustee and take such steps as may reasonably be open to it to mitigate the effects of such circumstances, including the transfer of its rights and obligations hereunder to another entity agreed by the Master Purchaser, the Collateral Monitoring Agent, the Funding Agent and the Security Trustee as being acceptable to it, such agreement not to be unreasonably withheld or delayed.

11. NO LIABILITY AND NO PETITION

11.1 No recourse under any obligation, covenant, or agreement of the Master Purchaser contained in this Agreement or any Subordinated VLN shall be had against


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any shareholder, officer, trustee or director of the Master Purchaser, by the enforcement of any assessment or by any proceeding, by virtue of any statute or otherwise, it being expressly agreed and understood that each obligation, covenant and agreement of the Master Purchaser under this Agreement or any other Transaction Document is a corporate obligation and no personal liability shall attach to or be incurred by the shareholders, officers, trustees, agents, employees or directors of the Master Purchaser as such, or any of them, or implied therefore, and that any and all personal liability for breaches by such party of any such obligations, covenants or agreements, either at law or by statute or constitution, of every such shareholder, officer, trustee, agent, employee or director is hereby expressly waived by the other parties as a condition of and consideration for the execution of this Agreement.

12. NO PETITION

12.1 The Subordinated VLN Facility Provider hereby undertakes to the Master Purchaser that it shall not, nor shall any party on its behalf, at any time institute against, or join any person in instituting against the Master Purchaser or any or all of the revenues or assets of the Master Purchaser any bankruptcy, winding up, re-organisation, examination, arrangement, insolvency or liquidation proceeding or other proceeding under any similar law nor petition for the appointment of a receiver, administrator, examiner, administrative receiver, trustee, liquidator, sequestrator or similar officer of it nor participate in any ex parte proceedings.

13. LIMITED RECOURSE

13.1 Notwithstanding any other provision of this Agreement and the other Transaction Documents, each Party agrees and acknowledges with the Master Purchaser that, save as otherwise provided for in any Transaction Document:

(a) it will only have recourse in respect of any amount, claim or obligation due or owing to it by the Master Purchaser (the CLAIMS) only to the extent of available funds pursuant to the applicable Master Purchaser Priorities of Payments and subject to the provisos therein, which shall be applied by the Security Trustee, subject to and in accordance with the terms thereof and after all other prior ranking claims in respect thereof have been satisfied and discharged in full; and

(b) following the application of funds following enforcement of the security interests created under the Master Purchaser Deed of Charge, subject to and in accordance with the Master Purchaser Post-Enforcement Priorities of Payments, the Master Purchaser will have no assets available for payment of its obligations under this Agreement, the Subordinated VLNs, the Master Purchaser Deed of Charge and the other Transaction Documents other than as provided for pursuant to the Master Purchaser Deed of Charge, and that any Claims will accordingly be extinguished to the extent of any shortfall; and

(c) the obligations of the Master Purchaser under this Agreement, each Subordinated VLN, the Master Purchaser Deed of Charge and the other Transaction Documents will not be obligations or responsibilities of, or guaranteed by, any other person or entity.

14. BENEFIT OF AGREEMENT

14.1 This Agreement shall be binding upon and enure to the benefit of each Party and its or any subsequent successors and permitted assigns.

14.2 Other than pursuant to the Master Purchaser Deed of Charge, the Master Purchaser shall not be entitled to assign or transfer all or part of its rights and benefits or obligations hereunder.

14.3 The Subordinated VLN Facility Provider shall not be entitled to assign or transfer all or part of any of its rights and benefits or obligations hereunder or to transfer any Subordinated VLN to another party unless the Master Purchaser, the Collateral Monitoring Agent, the Funding Agent and the Security Trustee have given their prior written consent.

15. EVIDENCE OF DEBT

The Subordinated VLN Facility Provider shall maintain, in accordance with usual accounting practice, accounts evidencing the amounts from time to time owing to it hereunder and in its capacity as Subordinated VLN Holder (including in respect of the Subordinated VLN Principal Amount Outstanding and any other sums due in respect of any Subordinated VLN at any time it is a Subordinated VLN Holder).

16. COUNTERPARTS

This Agreement may be executed in any number of counterparts and by the parties to it on separate counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

17. RIGHTS OF THIRD PARTIES

A person who is not a party to this Agreement shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any of its terms.

18. GOVERNING LAW

This Agreement is governed by, and shall be construed in accordance with English law.

19. JURISDICTION

The provisions of Clause 4 of the Framework Deed shall apply to this Agreement on the basis set out therein.

THIS AGREEMENT HAS BEEN ENTERED INTO ON THE DATE STATED AT THE BEGINNING OF THIS AGREEMENT.

THE SUBORDINATED VLN FACILITY PROVIDER

SIGNED by BRIAN P. CASEY            )  BRIAN P. CASEY
for and on behalf of                )
VISTEON NETHERLANDS                 )
FINANCE B.V.                        )

THE MASTER PURCHASER

SIGNED by MARK FILER                )  MARK FILER
for and on behalf of                )
VISTEON FINANCIAL CENTRE P.L.C.     )

THE SECURITY TRUSTEE

SIGNED by BILL ROWLAND              )  BILL ROWLAND
for and on behalf of                )
THE LAW DEBENTURE TRUST             )
CORPORATION P.L.C.                  )

THE FUNDING AGENT

SIGNED by MARIE VICTORIA TACARDON   )  MARIE VICTORIA
for and on behalf of                )  TACARDON
CITIBANK INTERNATIONAL PLC          )

                                   SCHEDULE 1

                            FORM OF SUBORDINATED VLN

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND ACCORDINGLY MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OF AMERICA, OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                         VISTEON FINANCIAL CENTRE P.L.C.
  (incorporated in the Republic of Ireland with limited liability; registered number 423820)

                             (the MASTER PURCHASER)

            [EUR [_____]/GBP [_____]/USD [_____]] NOTE DUE 20[_____]

           issued to: [INSERT SUBORDINATED VLN FACILITY PROVIDER NAME]

                             (the SUBORDINATED VLN)

This Subordinated VLN has been constituted by the Master Purchaser pursuant to a Subordinated VLN Facility Agreement (the SUBORDINATED VLN FACILITY AGREEMENT) dated 14 August 2006 between the Master Purchaser, Visteon Netherlands Finance B.V. (as the SUBORDINATED VLN FACILITY PROVIDER), The Law Debenture Trust Corporation p.l.c. (as SECURITY TRUSTEE) and Citibank International plc (as FUNDING AGENT) and is subject to, and with the benefit of, the attached terms and conditions (the SUBORDINATED VLN CONDITIONS) and the Subordinated VLN Facility Agreement.

Capitalised terms used and not otherwise defined in this Subordinated VLN have the respective meanings specified in the Subordinated VLN Facility Agreement.

The Master Purchaser, for value received, promises, in accordance with the Subordinated VLN Conditions to pay to the registered holder of this Subordinated VLN on the Subordinated VLN Final Maturity Date the Subordinated VLN Principal Amount Outstanding on that date as shown on the Grid attached to this Subordinated VLN or otherwise recorded in the books and records of the Subordinated VLN Facility Provider and confirmed in the relevant Servicer Report, together with accrued interest in accordance with the Subordinated VLN Conditions and any additional amounts payable thereunder.

Upon any redemption or increase of the Subordinated VLN Principal Amount Outstanding of the Subordinated VLN in accordance with the Subordinated VLN Conditions, the Master Purchaser shall procure that the amount so redeemed be recorded on the Subordinated VLN Grid and in the books and records of the Subordinated VLN Holder and the relevant Servicer Report.

This Subordinated VLN is in registered form and is transferable in whole (but not in part) only in accordance with Condition 2 and the Subordinated VLN Facility Agreement.

AS WITNESS the signature of a duly authorised officer on behalf of the Master Purchaser

SIGNED, SEALED and DELIVERED as a   )
DEED by                             )
as duly authorised attorney         )
for and on behalf of                )
VISTEON FINANCIAL CENTRE P.L.C.     )
in the presence of:                 )


Witness:
        -----------------------------
Name:
      -------------------------------
Address:
         ----------------------------

ISSUED in [Ireland] on [_____] 2006

                              FORM OF NOTE TRANSFER

For value received ____________________________ (the TRANSFEROR) hereby transfer(s) on the Transfer Date (as defined below) to

________________________________________________________________________________

________________________________________________________________________________

_______________________________________________________________ (the TRANSFEREE)

(Please print or type name and address of transferee)

this Subordinated VLN (which has a Subordinated VLN Principal Amount Outstanding of [EUR [_____]/ GBP [_____]/USD [_____]] at the date of this transfer) and all rights hereunder, hereby irrevocably constituting and appointing [_____] as attorney to transfer such Subordinated VLN in the relevant Register maintained by or on behalf of the Master Purchaser with full power of substitution.

TRANSFER DATE means _____________________________ (insert effective date for transfer).

By its transfer hereof, the transferor represents that:

(1) it is transferring this Subordinated VLN, and has offered this Subordinated VLN for transfer only (i) to a non-U.S. person acquiring this Subordinated VLN for its own account or for the account or benefit exclusively of non-U.S. persons and (ii) outside the United States in an offshore transaction in compliance with Regulation S (REGULATION S) under the U.S. Securities Act of 1933, as amended (the SECURITIES ACT) or (iii) pursuant to another exemption from the registration requirements of the Securities Act and any applicable State securities laws;

(2) it has obtained the prior written consent of the Master Purchaser, the Funding Agent and the Collateral Monitoring Agent to such transfer (a signed original of each such consent being delivered herewith to the Registrar).


                                        Signature of transferor
                                                                ----------------

                                                                ----------------

We hereby accept this Subordinated VLN (which has a Subordinated VLN Principal Amount Outstanding at the date of this transfer) and agree to be bound by the Subordinated VLN Conditions of this Subordinated VLN. By its acquisition hereof, the transferee represents that:

(a) (i) it is either (x) not a US Person and is acquiring this Subordinated VLN for its own account or for the account or benefit exclusively of non-US Persons outside the United States in an offshore transaction (as defined in Regulation S) in accordance with Regulation S or (y) an Accredited Investor acquiring this Subordinated VLN for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except in accordance with a transaction exempt from registration under the Securities Act and (ii) it understands that the Subordinated VLNs are being offered and sold to in reliance on specific exemptions from the registration requirements of the United States Federal and state securities laws and that the Issuer is relying in part upon the truth and accuracy of the representation made pursuant to clause (i) and the other representations, warranties, agreements, acknowledgments and understandings of such Transferee set forth in the Subordinated VLN Facility Agreement in order to determine the availability of such exemptions;

(b)  it is:

          (i) a person which is resident in a territory that has a double taxation treaty with Ireland, under the laws of that territory, or in a Member State of the European Communities (other than Ireland), under the laws of that Member State; or

          (ii) a US company, provided that the US company is incorporated in the US and subject to tax in the US on its worldwide income; or

          (iii) a US LLC, provided that the ultimate recipients of the interest are resident in a territory that has a double taxation treaty with Ireland, under the laws of that territory, or in a Member State of the European Communities (other than Ireland) under the laws of that Member State and the business conducted through the LLC is so structured for market reasons and not for tax avoidance purposes, provided that in the case of each of (i), (ii) and (iii), that where the person is a company, it does not provide its commitment through or in connection with a branch or agency in Ireland;

(c) it is a person to whom this Subordinated VLN may be transferred in accordance with Condition 2.8 and 2.9; and

(d) it has executed a Subordinated VLN Holder Accession Letter in or substantially in the form set out in Schedule 3 to the Subordinated VLN Facility Agreement.


                                     Signature(s) of transferee
                                                                ----------------

                                                                ----------------

VISTEON FINANCIAL CENTRE P.L.C. hereby approves the transfer.


                                                                ----------------
                                    Signature of VISTEON FINANCIAL CENTRE P.L.C.

                                                          Date:
                                                                ----------------

The Registrar hereby approves the transfer.


                                         Signature of Registrar
                                                                ----------------

                                                          Date:
                                                                ----------------

N.B.:

1. This form of transfer must be accompanied by such documents, evidence and information as may be required pursuant to the Subordinated VLN Conditions.

2. This form of transfer must be executed under the hand of the transferor and the transferee or, if the transferee is a corporation, under the hand of two of its officers duly authorised in writing and, the document so authorising such officers must be delivered with the form of transfer.

3. This transfer will be subject to the payment by the transferor of any stamp duty, tax or other governmental charge as is referred to in Subordinated VLN Condition 2.5.

                                   SCHEDULE 2

                              TERMS AND CONDITIONS

The following is the text of the terms and conditions of the Subordinated VLNs which (subject to completion and amendment) will be attached to each Subordinated VLN.

The [EUR [_____]/ GBP [_____]/USD [_____]] (initial par value) Note (the SUBORDINATED VLN, and together with each other note issued by the Master Purchaser pursuant to the Subordinated VLN Facility Provider, the SUBORDINATED
VLNS) due 20[_____] of VISTEON FINANCIAL CENTRE P.L.C. (the MASTER PURCHASER) is constituted by a variable funding agreement dated 14 August 2006 between the Master Purchaser, Visteon Netherlands Finance B.V. (the SUBORDINATED VLN FACILITY PROVIDER), The Law Debenture Trust Corporation p.l.c. (the SECURITY TRUSTEE) and Citibank International plc (as FUNDING AGENT) (the Subordinated VLN Facility Agreement). Certain provisions of these Subordinated VLN Conditions are summaries of the Subordinated VLN Facility Agreement and are subject to its detailed provisions including without limitation the provisions of Clauses 11, 12 and 13 thereof. The Subordinated VLN Holder (as defined below) is bound by, and is deemed to have notice of, all the provisions of the Subordinated VLN Facility Agreement applicable to it. Terms defined in the Subordinated VLN Facility Agreement (including by cross reference or incorporation) shall, unless otherwise defined herein or the context requires otherwise bear the same meanings in these terms and conditions.

1. FORM, DENOMINATION AND STATUS

FORM AND DENOMINATION

1.1 The Subordinated VLN is in definitive registered form with the initial par value of [EUR [_____]/GBP [_____]/USD [_____]] and thereafter in such other amount as may from time to time be recorded in the Subordinated VLN Grid attached to the Subordinated VLN or as recorded on behalf of the Master Purchaser in the books and records of the Subordinated VLN Facility Provider.

STATUS

1.2 The Subordinated VLN constitutes a direct, secured (on a subordinated basis) and unconditional obligation of the Master Purchaser.

2. TITLE AND TRANSFERS

TITLE

2.1 The Master Purchaser or the Corporate Administrator on its behalf (in such capacity, the REGISTRAR) will cause to be kept, at the specified office of the Registrar in Ireland, a register (the REGISTER) on which shall be entered the names and addresses of the holders of each of the Subordinated VLNs from time to time.

2.2 Title to the Subordinated VLN will pass by and upon registration of transfers in the Register. In these Subordinated VLN Conditions the HOLDER of the Subordinated VLN or the SUBORDINATED VLN HOLDER means the person in whose name such Subordinated VLN is for the time being registered in the Register. Registration of ownership of the Subordinated VLN shall be conclusive evidence (in the absence of manifest error) of absolute ownership of the Subordinated VLN.

TRANSFERS

2.3 Subject to Subordinated VLN Conditions 2.6 and 2.7 below, the Subordinated VLN may be transferred in whole (but not in part) upon surrender of the Subordinated VLN at the specified office of the Registrar, with the form of transfer endorsed on the Subordinated VLN duly completed and signed by or on behalf of the transferor and the Master Purchaser and together with such evidence as the Registrar may reasonably require to prove:

(a)  the title of the transferor;

(b)  the authority of the individuals who have executed the form of transfer;

(c)  the payment of any stamp duty payable on such transfer;

(d) that the transferee is either (x) not a US Person and is acquiring the Subordinated VLN for its own account or for the account or benefit exclusively of non-US Persons outside the United States in an offshore transaction (as defined in Regulation S) in accordance with Regulation S or
     (y) an Accredited Investor acquiring the Subordinated VLN for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except in accordance with a transaction exempt from registration under the Securities Act; and

(e)  that the transferee is:

          (i) a person which is resident in a territory that has a double taxation treaty with Ireland, under the laws of that territory, or in a Member State of the European Communities (other than Ireland), under the laws of that Member State; or

          (ii) a US company, provided that the US company is incorporated in the US and subject to tax in the US on its worldwide income; or

          (iii) a US LLC, provided that the ultimate recipients of the interest are resident in a territory that has a double taxation treaty with Ireland, under the laws of that territory, or in a Member State of the European Communities (other than Ireland) under the laws of that Member State and the business conducted through the LLC is so structured for market reasons and not for tax avoidance purposes;

               provided that in the case of each of (i), (ii) and (iii), that where the person is a company, it does not provide its commitment through or in connection with a branch or agency in Ireland; and

          (iv) a person to whom the Subordinated VLN may be transferred in accordance with Subordinated VLN Conditions 2.8 to 2.10 (inclusive) below.

PROVIDED THAT NO SUBORDINATED VLN MAY BE TRANSFERRED TO ANY PERSON AND ANY PURPORTED TRANSFER SHALL BE OF NO EFFECT UNLESS AND UNTIL:

1. the prior written consent of each of the Master Purchaser, the Funding Agent and the Collateral Monitoring Agent has been obtained; and

2. the transferee has executed a Subordinated VLN Holder Accession Letter in or substantially in the form set out in Schedule 3 to the Subordinated VLN Facility Agreement.

REGISTRATION AND DELIVERY OF THE SUBORDINATED VLN

2.4 Within 5 Business Days of the surrender of the Subordinated VLN in accordance with Subordinated VLN Condition 2.3 above (or such longer period as may be required to comply with any applicable fiscal or other laws or regulations), the Registrar will register the transfer in question and deliver at the Registrar's specified office a new Subordinated VLN or (at the request, cost and risk of the transferee) send by uninsured first class mail to such address as the transferee may specify for the purpose.

NO CHARGE

2.5 Subordinated VLN Holders will not be required to bear the costs and expenses of effecting any registration of transfer as provided above, except for any costs or expenses of delivery other than by regular mail and except that the Master Purchaser will require the payment by a transferee Subordinated VLN Holder of a sum sufficient to cover any stamp duty, tax or other governmental charge that may be imposed in relation to the registration.

CLOSED PERIODS

2.6 No Subordinated VLN Holder may require a transfer to be registered during the period of three (3) Business Days ending on the due date for any payment in respect of the Subordinated VLN.

REGISTRAR

2.7 The Master Purchaser reserves the right at any time with the consent of the Security Trustee to vary or terminate the appointment of, or resign as, the Registrar and to appoint another Registrar. Notice of any resignation, termination or appointment and of any changes in specified offices will be given to the Subordinated

VLN Holders promptly by the Master Purchaser in accordance with the Framework Deed.

RESTRICTIONS ON TRANSFEREES

2.8 The Subordinated VLN may not be offered or sold to any person in the United Kingdom in circumstances which would require a prospectus to be made available to the public pursuant to Part VI of the Financial Services and Market Act 2000.

2.9 The Subordinated VLN may not be:

(a) offered in Ireland in circumstances that would require the publication of a prospectus in respect of the Subordinated VLNs (and the offer thereof) in accordance with the Prospectus (Directive 2003/71/EC) Regulations 2005;

(b) the subject of a local offer (within the meaning of section 38(1) of the Investment Funds, Companies and Miscellaneous Provisions Act 2005 of Ireland); and

(c) offered other than in compliance with all applicable provisions of the Investment Intermediaries Acts 1995 to 2000 of Ireland (as amended).

2.10 This Subordinated VLN may only be transferred to a person that is either
(x) not a US Person and is acquiring this Subordinated VLN for its own account or for the account or benefit exclusively of non-US Persons or (y) an Accredited Investor acquiring this Subordinated VLN for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except in accordance with a transaction exempt from registration under the Securities Act.

2.11 Any transfer to a person other than as permitted in this Condition 2 shall be null and void.

2.12 The Subordinated VLN will bear a legend substantially to the following effect:

     "THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND ACCORDINGLY MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OF AMERICA, OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS."

3. INTEREST

SETTLEMENT DATES AND INTEREST PERIODS

3.1 The Subordinated VLN bears interest on its Subordinated VLN Principal Amount Outstanding from (and including) the Funding Date, to (but excluding) the date on which its Subordinated VLN Principal Amount Outstanding is paid in full.

3.2 Interest on the Subordinated VLN is payable in arrears on each Monthly Settlement Date in respect of the Interest Period ending on that Monthly Settlement Date. Interest with respect to each Interest Period shall accrue from (and including) the first day of such Interest Period to (but excluding) the last day of such Interest Period. If any Settlement Date would otherwise fall on a day which is not a Business Day, it shall be postponed to the next day which is a Business Day unless it would thereby fall into the next calendar month in which event the Settlement Date shall be the immediately preceding business day.

3.3 Interest shall cease to accrue on the Subordinated VLN as from (and including) the Subordinated VLN Final Maturity Date or the date on which a Subordinated VLN Termination Event has occurred and be continuing unless, upon due presentation payment of principal due is improperly withheld or refused, in which case it will continue to bear interest in accordance with this Subordinated VLN Condition 3 (after as well as before judgement) at the rate from time to time applicable to the Subordinated VLN until the moneys in respect thereof have been received by the Subordinated VLN Holder and notice to that effect is given in accordance with the Framework Deed.

RATE OF INTEREST

3.4 The Subordinated VLN will bear interest on the Subordinated Loan Principal Amount Outstanding at the rate equal to the aggregate of 4.00 per cent. per annum and [USD LIBOR]/[GBP LIBOR]/[EURIBOR](1) (the SUBORDINATED VLN INTEREST
RATE).

PAYMENT OF INTEREST

3.5 Subject to Subordinated VLN Condition 10 an amount of interest calculated in accordance with Subordinated VLN Condition 3.6 (the INTEREST AMOUNT) will be payable in respect of the Subordinated Loan Principal Amount Outstanding in arrears on the Monthly Settlement Date in respect of the Interest Period ending on (but excluding) that Monthly Settlement Date.

CALCULATION OF INTEREST AMOUNT

3.6 The Interest Amount for the Subordinated VLN in respect of an Interest Period shall be calculated by the Funding Agent by applying the Subordinated VLN Interest Rate for such Interest Period to the then Subordinated VLN Principal Amount Outstanding of the Subordinated VLN, multiplying the product by [[the actual number

----------
(1)  Delete as applicable.

of days in such Interest Period divided by 365](2) /[the actual number of days in such Interest Period divided by 360](3) / [the actual number of days in such Interest Period divided by 360](4)].

4. REDEMPTION

OPTIONAL REDEMPTION

4.1 The Subordinated VLN may be redeemed at the option of the Master Purchaser (with the prior written consent of the Security Trustee) in whole (or in part) at its Subordinated VLN Principal Amount Outstanding (or a proportion thereof) on any Settlement Date by the Master Purchaser giving at least ten (10) Business Days' written notice to the Subordinated VLN Facility Provider prior to the relevant Settlement Date.

MANDATORY REDEMPTION

4.2 On each Settlement Date, the Subordinated VLN will be subject to mandatory redemption in part in an amount equal to the amount (if any) by which its Subordinated VLN Principal Amount Outstanding on that date exceeds the [EUR/GBP/USD](5) Subordinated VLN Required Amount as at such date provided that no such amount shall be repayable to the extent that, prior to the Programme Termination Date, such repayment would result in the Subordinated VLN Principal Amount Outstanding of the Subordinated VLN being less then [EUR]/[USD]/[GBP] 1,000.

4.3 If a payment of Further Subscription Price is paid to the Master Purchaser (as Issuer) on a date other than a Settlement Date in respect of Notes denominated in the same Agreed Currency as the Subordinated VLN, the Subordinated VLN will on the date of payment of such Further Subscription Price be subject to mandatory redemption in part in an amount equal to the amount of such Further Subscription Price multiplied by the fraction calculated by dividing the Subordinated VLN Principal Amount Outstanding of the Subordinated VLN by the aggregate of the Subordinated VLN Principal Amount Outstanding of all Subordinated VLNs denominated in that Agreed Currency.

4.4 Following the Programme Termination Date, the Subordinated VLN will, on each Settlement Date thereafter, be subject to mandatory redemption in an amount equal to the lower of (a) its Subordinated VLN Principal Amount Outstanding and
(b) the Master Purchaser Available Funds remaining after satisfaction in full of all amounts ranking in priority to payment of principal in respect of the Subordinated VLN in the applicable Master Purchaser Priorities of Payments (each such payment together with any redemption payment made or to be made in accordance with

----------
(2)  Include if Note is denominated in GBP.

(3)  Include if Note is denominated in USD.

(4)  Include if Note is denominated in EUR.

(5)  Delete as applicable.

Subordinated VLN Conditions 4.1, 4.2, and 4.3 a SUBORDINATED VLN PRINCIPAL PAYMENT)

DETERMINATIONS AND CALCULATIONS

4.5 Following a Subordinated VLN Principal Payment, the Funding Agent (acting for and on behalf of the Master Purchaser) shall determine the new Subordinated VLN Principal Amount Outstanding of the Subordinated VLN on the basis of the Subordinated VLN Grid and the books and records of the Subordinated VLN Facility Provider. Each determination by the Funding Agent (acting for and behalf of the Master Purchaser) of the amount of such Subordinated VLN Principal Amount Outstanding shall (in the absence of wilful default, bad faith or manifest error) be final and binding on all persons. The Master Purchaser will cause each determination of such new Subordinated VLN Principal Amount Outstanding to be reflected in the Subordinated VLN Grid and the books and records of the Subordinated VLN Facility Provider.

REDEMPTION ON MATURITY

4.6 If not otherwise redeemed and cancelled, the Subordinated VLN will be redeemed (subject to available funds) at its then Subordinated VLN Principal Amount Outstanding on the Subordinated Note Final Maturity Date. The Subordinated VLN may be redeemed in whole or in part prior to such date in accordance with Subordinated VLN Conditions 4.1 and 4.2, but without prejudice to Subordinated VLN Condition 6.

PURCHASE

4.7 The Master Purchaser shall not be entitled to purchase the Subordinated VLN at any time.

CANCELLATION

4.8 If the Subordinated VLN is redeemed in full pursuant to the foregoing provisions it will be cancelled forthwith and may not be resold or reissued.

EXTENSION OF MATURITY

4.9 The Master Purchaser may request the Subordinated VLN Holder to agree to an extension of the Subordinated Note Final Maturity Date and if, in the Subordinated VLN Holder's sole discretion, the Subordinated VLN Holder agrees to such request in writing, the date agreed shall thereafter be the "Subordinated VLN Final Maturity Date".

5. TAXES

PAYMENT WITHOUT WITHHOLDING

5.1 All sums payable to the Subordinated VLN Holder in respect of the Subordinated VLN shall be paid free and clear of, and without withholding or deduction for, or on account of, any Tax unless the Master Purchaser is required by law to make such a payment subject to the withholding or deduction of Tax.

NOTICE OF OBLIGATION TO WITHHOLD

5.2 If, at any time, the Master Purchaser is required by law to make any withholding or deduction from any sum payable by it in respect of the Subordinated VLN (or if thereafter there is any change in the rate at which or the manner in which such withholding or deduction is calculated), the Master Purchaser shall promptly notify the Subordinated VLN Holder.

PAYMENT OF WITHHOLDING

5.3 If the Master Purchaser makes any payment hereunder in respect of which it is required to make any withholding or deduction of Tax, it shall pay the full amount required to be withheld or deducted to the relevant taxation or other authority within the time allowed for payment to the applicable authority. An original receipt (or a certified copy thereof) issued by such authority or other evidence reasonably satisfactory to the Subordinated VLN Holder shall be evidence of the payment to such authority of all amounts so required to be withheld or deducted in respect of such payment and the Master Purchaser shall deliver such receipt to such Subordinated VLN Holder within thirty (30) days after it has made such payment or when such receipt is available (whichever is later).

6. SUBORDINATED VLN TERMINATION EVENTS

SUBORDINATED VLN TERMINATION EVENTS

6.1 Each of the following events is a SUBORDINATED VLN TERMINATION EVENT in respect of the Subordinated VLN:

(a)  a Termination Event has occurred and has not been waived; and

(b) any Subordinated VLN becomes repayable, subject always to Clause 10.2 of the Subordinated VLN Facility Agreement, in accordance with Clause 10.1 of the Subordinated VLN Facility Agreement.

COVENANT OF THE MASTER PURCHASER

6.2 So long as any amount remains outstanding under the Subordinated VLN, the Master Purchaser or the Funding Agent will promptly upon becoming aware of any Subordinated VLN Termination Event in respect of the Subordinated VLN give notice in writing thereof to the Subordinated VLN Holder.

7. EFFECT OF SUBORDINATED VLN TERMINATION EVENT

7.1 At any time after:

(a)  the occurrence of a Subordinated VLN Termination Event; or

(b) the failure on the Subordinated VLN Final Maturity Date of the Subordinated VLN Holder to have received the Subordinated VLN Principal Amount Outstanding of the Subordinated VLN in full together with any amount of interest and other amounts calculated in respect thereof, and without prejudice to its rights of enforcement in relation to the Master Purchaser Deed of Charge, and PROVIDED ALWAYS that the Notes issued under the Variable Funding Agreement shall have become due and payable or shall have been redeemed in full, the Subordinated VLN Holder may declare by written notice to the Master Purchaser (copied to the Security Trustee) the Subordinated VLN Principal Amount Outstanding of the Subordinated VLN to be immediately due and payable together with accrued interest thereon and any other sums then owed by the Master Purchaser hereunder. Any amounts then payable will be paid in accordance with the terms of the Master Purchaser Deed of Charge. The security under the Master Purchaser Deed of Charge will become enforceable only as provided in the Master Purchaser Deed of Charge.

7.2 A Subordinated VLN Holder may, at its option, by notice in writing to the Master Purchaser (copied to the Security Trustee) withdraw any notice previously given under Subordinated VLN Condition 7.1 whereupon such notice shall cease to have effect.

7.3 After realisation of the Master Purchaser Secured Property and distribution of the net proceeds thereof by the Security Trustee in each case in accordance with the provisions of the Master Purchaser Deed of Charge, the Subordinated VLN Holder may not take any further steps against the Master Purchaser or any of its assets to recover any sums unpaid in respect of the Subordinated VLN and all claims against the Master Purchaser in respect of any such unpaid sum shall be extinguished.

8. PAYMENTS AND CALCULATIONS

8.1 On each date on which these Subordinated VLN Conditions require an amount to be paid by the Master Purchaser in respect of the Subordinated VLN, the Master Purchaser shall make the same available to the Subordinated VLN Holder by payment in [EUR/GBP/USD](6) and in immediately available cleared funds to the Subordinated VLN Holder's [EUR/GBP/USD](7) Account.

8.2 If the date on which any payment is to be made under the Subordinated VLN Conditions is not a Business Day then the Subordinated VLN Holder shall not be entitled to payment of such amount until the next following Business Day and shall not be entitled to any further interest or other payment in respect of any such delay.

8.3 All payments due and payable by the Master Purchaser in accordance with these Subordinated VLN Conditions shall only be made to the extent that it has

----------
(6)  Delete as applicable.

(7)  Delete as applicable.

sufficient funds available to it in accordance with the terms of the Master Purchaser Deed of Charge.

9. REPLACEMENT OF NOTE

If a Subordinated VLN issued and outstanding at any time is lost, stolen, mutilated, defaced or destroyed, it may be replaced at the specified office of the Master Purchaser, subject to all applicable laws, upon payment by the claimant of the expenses incurred in connection with such replacement and on such terms as to evidence, security, indemnity and otherwise as the Master Purchaser may reasonably require. Mutilated or defaced Notes must be surrendered before replacements will be issued.

10. CALCULATION OF INTEREST DUE AND PAYABLE

10.1 Interest on the Subordinated VLN shall be payable in accordance with the provisions of Subordinated VLN Condition 3, subject to the terms in this Subordinated VLN Condition 10.

10.2 In the event that Master Purchaser Available Funds on any Settlement Date for application in or towards the payment of interest and principal which is, other than by virtue of this Subordinated VLN Condition, due on the Subordinated VLN on such Settlement Date are not sufficient to satisfy in full the aggregate amount of interest and principal which is, other than by virtue of this Subordinated VLN Condition, due on the Subordinated VLN on such Settlement Date (such aggregate amount of unpaid interest and principal being referred to in this Subordinated VLN Condition as the RESIDUAL AMOUNT) then the Residual Amount shall not be due and payable on such Settlement Date, but the Master Purchaser shall create a provision in its accounts equal to the Residual Amount, and such shortfall shall accrue interest during each Interest Period for which it remains outstanding at the rate of interest applicable to the Subordinated VLN (as determined pursuant to these Subordinated VLN Conditions) for such Interest Period, the Residual Amount and such shortfall and accrued interest thereon shall be aggregated with the amount of, and treated for the purposes of this Subordinated VLN Condition as if it were interest due, subject to this Subordinated VLN Condition on the Subordinated VLN on the next succeeding Settlement Date.

11. REMEDIES AND WAIVERS

No failure by the Subordinated VLN Holder to exercise, nor any delay by the Subordinated VLN Holder in exercising any right or remedy in respect of the Subordinated VLN shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies herein provided are cumulative and not exclusive of any other rights or remedies (whether provided by law or otherwise).

12. PARTIAL INVALIDITY

If, at any time, any provision hereof is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction neither the legality, validity or enforceability of the remaining provisions hereof nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

13. GOVERNING LAW

These Subordinated VLN Conditions and the Subordinated VLN are governed by, and shall be construed in accordance with English law. The provisions of Clause 4 of the Framework Deed shall apply to this Subordinated VLN.

14. MODIFICATION

Any modification to these Subordinated VLN Conditions must be agreed in writing between the Master Purchaser, the Subordinated VLN Holder, the Funding Agent and the Security Trustee and will be binding on all future Subordinated VLN Holders.

                                  THE SCHEDULE

                                      GRID

                    FOR RECORDING INCREASES AND REDUCTIONS IN
    THE SUBORDINATED VLN PRINCIPAL AMOUNT OUTSTANDING OF THE SUBORDINATED VLN

                 SUBORDINATED VLN
                 PRINCIPAL AMOUNT   AMOUNT OF    DATE OF   AMOUNT OF    DATE OF
DATE OF CHANGE      OUTSTANDING      INCREASE   INCREASE   REDUCTION   REDUCTION
--------------   ----------------   ---------   --------   ---------   ---------
On issue         [EUR [_____]/
                 GBP [_____]/USD
                 [_____]]                  --         --          --          --

                                   SCHEDULE 3

                FORM OF SUBORDINATED VLN HOLDER ACCESSION LETTER

[Date] ____________

To: VISTEON FINANCIAL CENTRE P.L.C.
    (the MASTER PURCHASER)

[and other parties]

We refer to the Subordinated VLN Facility Agreement (the SUBORDINATED VLN FACILITY AGREEMENT) dated 14 August 2006 between the Master Purchaser, Visteon Netherlands Finance B.V. (the SUBORDINATED VLN FACILITY PROVIDER), The Law Debenture Trust Corporation p.l.c. (the SECURITY TRUSTEE) and Citibank International plc (as FUNDING AGENT).

Terms defined in, or incorporated by reference into, the Subordinated VLN Facility Agreement shall have the same meanings herein as therein.

We confirm that we are in receipt of the following documents and have found them to our satisfaction:

(a)  a copy of the Subordinated VLN Facility Agreement;

(b)  a copy of the Framework Deed;

(c)  a copy of the Master Purchaser Deed of Charge; and

(d) a copy of current versions of all other Transaction Documents as we have requested.

For the purposes of Clause 6 of the Framework Deed our notice details are as follows:

________________________________________________________________________________
[insert name, address, telephone, facsimile and attention].

[_____], being the current registered holder, is proposing to transfer to us in accordance with Subordinated VLN Condition 2.3 of the Subordinated VLN.

In consideration of our accession to the Subordinated VLN Facility Agreement pursuant to this letter, we hereby undertake with effect from the date hereof, for the benefit of the Master Purchaser and each of the other parties to the Subordinated VLN Facility Agreement, that, in relation to our holding of the Subordinated VLN, we will perform and comply with all the duties and obligations expressed to be assumed by the Subordinated VLN Holder under the Subordinated VLN Facility Agreement and the Master Purchaser Deed of Charge and will have the benefit of all the provisions of the Subordinated VLN Facility Agreement and the Master Purchaser Deed of Charge as if we were named in it as the Subordinated VLN Holder.

In addition, we hereby make each of the representations and warranties to be made by each Subordinated VLN Facility Provider pursuant to Clauses 9.4 through
9.8 of the Subordinated VLN Facility Agreement.

This letter is governed by, and shall be construed in accordance with, English law.

Signed by

THE ACCEDING SUBORDINATED VLN FACILITY PROVIDER


SIGNED by                    )
for and on behalf of         )
[_____]                      )


THE EXISTING SUBORDINATED VLN FACILITY PROVIDER


SIGNED by                    )
for and on behalf of         )
[_____]                      )


THE MASTER PURCHASER


SIGNED by                    )
for and on behalf of         )
VISTEON FINANCIAL CENTRE     )
PLC                          )


THE SECURITY TRUSTEE


SIGNED by                    )
for and on behalf of         )
THE LAW DEBENTURE TRUST      )
CORPORATION P.L.C.           )

THE FUNDING AGENT


SIGNED by                    )
for and on behalf of         )
CITIBANK INTERNATIONAL PLC   )

                                   SCHEDULE 4

             REPRESENTATIONS AND WARRANTIES OF THE MASTER PURCHASER

(a) STATUS: it is duly incorporated with limited liability and validly existing under the laws of Ireland;

(b) POWERS AND AUTHORISATIONS: the documents which contain or establish its constitution include provisions which give power, and all necessary corporate authority has been obtained and action taken, for it to own its assets, carry on its business and operations as they are now being conducted and to sign and deliver, and perform the transactions contemplated in, the Transaction Documents to which it is a party;

(c) LEGAL VALIDITY: its obligations under the Transaction Documents constitute, or when executed by it will constitute, its legal, valid and binding obligations enforceable against it in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganisation, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

(d) NON-VIOLATION: the execution, signing and delivery of the Transaction Documents to which it is a party and the performance of any of the transactions contemplated in any of them do not and will not contravene or breach or constitute a default under or conflict or be inconsistent with or cause to be exceeded any limitation on it or the powers of its directors imposed by or contained in:

     (i) any law, statute, decree, rule or regulation to which it or any of its assets or revenues is subject or of any order, judgment, injunction, decree, resolution, determination or award of any court or any judicial, administrative, or governmental authority or organisation which applies to it or any of its assets or revenues; or

     (ii) any agreement, indenture, mortgage, deed of trust, bond, or any other document, instrument or obligation to which it is a party or by which any of its assets or revenues is bound or affected; or

     (iii) any document which contains or establishes its constitution;

(e)  CONSENTS: save in respect of:

     (i) the registration of the Master Purchaser Deed of Charge with the Registrar of Companies in accordance with the ruling in Re Slavenburg and the provisions of Chapter I of Part XII of the Companies Act 1985;

     (ii) the delivery of all necessary particulars of the security created pursuant to the Master Purchaser Security Documents in the prescribed form to the Registrar of Companies in Ireland within 21 days of the creation of such security in accordance with section 99 of the Companies Act, 1963 (as amended) of Ireland;

     (iii) the delivery of the particulars of such security (constituting a fixed charge over book debts) to the Revenue Commissioners in Ireland in accordance with section 1001 of the Taxes Consolidation Act, 1997 (as amended) of Ireland and

     (iv) the stamping by the Revenue Commissioners in Ireland of the original of the Master Purchaser Deed of Charge with E630, each counterpart thereof with E12.50 and any of the Master Purchaser Security Documents that are collateral thereto with E12.50 in respect of Irish Stamp Duty, no authorisation, approval, consent, exemption, registration, recording or filing and no payment of any duty or tax and no other action whatsoever which has not been duly and unconditionally obtained, made or taken or which is expressly provided in the Transaction Documents as is only being required to be obtained, made or taken at a particular time or in certain circumstances is required to ensure:

          (A) the creation, validity, legality, enforceability or priority of its liabilities and obligations or of the rights of the Subordinated VLN Facility Provider against it under the Transaction Documents; or

          (B)  to perform its obligations under the Transaction Documents; or

          (C)  to issue the Subordinated VLN;

(f) SOLVENCY: it is solvent and able to pay its debts as they fall due and has not suspended or threatened to suspend making payments (whether of principal or interest) with respect to all or any class of its debts and will not become insolvent or unable to pay its debts in consequence of any obligation or transaction contemplated in the Transaction Documents;

(g) INSOLVENCY PROCEDURES: no corporate action has been taken or is pending, no other steps have been taken (whether out of court or otherwise) and no legal proceedings have been commenced or are threatened or are pending for
     (i) its bankruptcy, liquidation, suspension of payments, controlled management, winding-up, liquidation, dissolution, administration, examinership or reorganisation; or (ii) it to enter into any composition or arrangement with its creditors; or (iii) the appointment of a receiver, administrative receiver, trustee or similar officer in respect of it or any of its property, undertaking or assets. No event equivalent to any of the foregoing has occurred in or under the laws of any relevant jurisdiction;

(h) NO LITIGATION: no litigation to which it is a party or which any third party has brought against it in any court, arbitral tribunal or public or administrative body or otherwise and which, if adversely determined, could reasonably be expected to have a Material Adverse Effect on its ability to perform its obligations under the terms of the relevant Transaction Document exists or is threatened to exist at the present time; and

(i) FINANCIAL STATEMENTS: its audited financial statements for its most recently-ended financial year have been prepared in accordance with generally accepted accounting principles, consistently applied, and present a true and fair view of its financial condition on such date and the results of its operations for the financial year ended on such date;

(j) SECURITY: the Master Purchaser Security Documents create the Encumbrances they purport to create and are not liable to be avoided or otherwise set aside on the occurrence of an event of insolvency in respect of the Master Purchaser or otherwise;

(k) NO ADVERSE CLAIM OVER THE MASTER PURCHASER SECURED PROPERTY: no Encumbrance exists over any Master Purchaser Secured Property other than the security created under the Master Purchaser Security Documents; and

(l) ACTIVITIES: the Master Purchaser has not engaged in any activities since the date of its incorporation other than those incidental to its incorporation and its entry into and exercise of its rights and performance of its obligations under the Transaction Documents to which it is a party.

                                   SCHEDULE 5

                FORM OF SUBORDINATED VLN INITIAL FUNDING REQUEST

To: VISTEON NETHERLANDS FINANCE B.V.

From: VISTEON FINANCIAL CENTRE P.L.C.

Date: [_____] 2006

Dear Sirs

                    SUBORDINATED VLN INITIAL FUNDING REQUEST

1. We refer to the Subordinated VLN Facility Agreement (as from time to time amended, supplemented or novated) dated 14 August 2006 (the SUBORDINATED VLN FACILITY AGREEMENT) and made between, inter alios, ourselves and yourselves.

2. Terms defined in (or incorporated by reference into) the Subordinated VLN Facility Agreement bear the same meaning herein.

3. We hereby request that you subscribe for:

(a) a EUR Subordinated VLN with an initial par value, and for a Subordinated VLN Initial Subscription Price, of EUR [_____];

(b) a USD Subordinated VLN with an initial par value, and for a Subordinated VLN Initial Subscription Price, of USD [_____]; and

(c) a GBP Subordinated VLN with an initial par value, and for a Subordinated VLN Initial Subscription Price, of GBP [_____].

4. The Subordinated VLN Final Maturity Date of the Subordinated VLNs will be 20[_____].

5. We warrant that each of the representations referred to in Schedule 4 of the Subordinated VLN Facility Agreement is true on and as of the date of this Subordinated VLN Initial Funding Request.

Yours faithfully


------------------------------------
for and on behalf of
VISTEON FINANCIAL CENTRE P.L.C.

                                   SCHEDULE 6

                      REPRESENTATIONS AND WARRANTIES OF THE
                       SUBORDINATED VLN FACILITY PROVIDER

(a) STATUS: it is duly incorporated with limited liability and validly existing under the laws of its jurisdiction of incorporation and is duly qualified to do business (unless the failure to so qualify would not have a material and adverse effect on its ability to observe or perform its obligations under the Transaction Documents to which it is a party) in every jurisdiction where the nature of its business requires it to be so qualified;

(b) CAPACITY AND AUTHORISATION: the execution, delivery and performance by it of this Agreement and each other Transaction Document to which it is a party and any other documents to be delivered by it hereunder (i) are within its corporate powers, (ii) have been duly authorised by all necessary corporate action, (iii) do not contravene (a) its articles of association, (b) any law, rule or regulation applicable to it, (c) any contractual restriction binding on or affecting it or its property (unless such contravention would not have a Material Adverse Affect) or (d) any order, writ, judgement, award, injunction or decree binding on or affecting it or its property; and it has duly executed and delivered this Agreement and each other Transaction Document to which it is a party;

(c) CONSENTS: no authorisation or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by it of this Agreement or any other Transaction Document to which it is a party or any other document to be delivered by it hereunder, except for filings of the Security Trustee's security interests and related actions;

(d) LEGAL VALIDITY: this Agreement and any other Transaction Document to which it is a party constitutes its legal, valid and binding obligations enforceable against it in accordance with its terms subject to applicable bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally;

(e) NO DEFAULT: no event has occurred which constitutes, or which with the giving of notice or the lapse of time or the making of a relevant determination, or some combination of such criteria, would constitute, a contravention of, or default under, any such law, statute, decree rule, regulation, order, judgment, injunction, decree, resolution, determination or award or any agreement, document or instrument by which it or any of its assets is bound or affected, being a contravention or default which could reasonably be expected to materially and adversely to affect its ability to observe or perform its obligations under the Transaction Documents to which it is a party;

(f) SOLVENCY: it is solvent and able and expects to be able to pay its debts as they fall due and has not suspended or threatened to suspend making payments (whether of principal or interest) with respect to all or any class of its debts and will not become insolvent or unable to pay its debts in consequence of any other obligation or transaction contemplated in the Transaction Documents to which it is a party;

(g)  SUSPECT PERIOD:

     (i) the transactions undertaken by it as described in the Transaction Documents to which it is a party are transactions at an arm's length consideration and will not be transactions at an undervalue within the meaning of the insolvency laws of its jurisdiction of incorporation;

     (ii) in entering into the transactions as described in the Transaction Documents to which it is a party, it is acting without the intent to defraud its creditors within the meaning of the insolvency laws of its jurisdiction of incorporation;

     (iii) in entering into the transactions as described in the Transaction Documents to which it is a party, its purpose was not to put assets beyond the reach of a person who is making, or may at some future time make, a claim against it or of otherwise prejudicing the interests of such a person in relation to the claim which he is making or may make; and

     (iv) it is entering into the transactions as described in the Transaction Documents to which it is a party (including all obligations to be assumed by it in connection therewith) in good faith and for the purpose of carrying on its business.

(h) NO LITIGATION: no actual, pending or (to the best of its knowledge) threatened investigation, proceedings or litigation to which it is a party or which any third party has brought against it in any court, arbitral tribunal or public or administrative body or otherwise in relation to the validity of the Agreement in any of the Transaction Documents or the transactions thereunder and which, if adversely determined will have a material adverse effect on its ability to perform its obligations under the terms of the relevant Transaction Documents exists at the present time;

(i) INSOLVENCY PROCEDURES: no corporate action has been taken or is pending, and, to the knowledge of the Subordinated VLN Facility Provider, no other steps have been taken and no legal proceedings have been commenced or are threatened or are pending for:

     (i) its winding-up, bankruptcy, suspension of payments, liquidation, dissolution, administration or reorganisation; or

     (ii) it to enter into any composition or arrangement with its creditors; or

     (iii) the appointment of a receiver, administrative receiver, trustee or similar officer in respect of it or any of its property, undertaking or assets.

          No event equivalent to any of the foregoing has occurred in or under the laws of any relevant jurisdiction; and


                                                                         Page 40